UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 12, 2002

PROVIDENTIAL HOLDINGS, INC.

(Exact Name of Registrant as specified in its charter)

Nevada	2-78335-NY	13-3121128
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Item 2. Acquisition or Disposition of Assets

        On August 23, 2002, Providential Holdings (the "Company" or "PRVH") signed an agreement to acquire 100% of the common stock of ATC Technology Corporation (""ATC"), an Arizona corporation in exchange for a $250,000 promissory note, non-interest bearing, payable 270 days after closing, and $250,000 in a promissory note, non-interest bearing payable 18 months after closing.  Additionally, the Company agreed to issue 3,000,000 shares of restricted stock of the Company with an option of additional shares to be issued after 270 days if the stock price does not reach $0.30 and 1,000,000 share of restricted stock of the Company with an option of additional shares to be issued after one year if the stock price does not reach $0.30. (See Stock Purchase Agreement, Exhibit 1.1). The agreement called for the formal closing to occur on or before August 30, 2002, but no later than September 30, 2002.  The agreement, which was scheduled to close on September 12, 2002 as described in the Closing Memorandum (Exhibit 1.2), was postponed to November 1, 2002 due to a delay in the acquisition of additional required financial information.

        The board of directors of Providential determined the fair value of ATC based upon existing profit potential and upon the probably expansion of ATC's business that Providential would be able to create in the near term. No officer or director of Providential has any material relationship to any of the officers or directors of ATC.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)         Financial Statements of Businesses Acquired.

The audit process for these financial statements has been delayed and this information will, therefore, be provided on or before December 31, 2002.

(b)       Pro Forma Financial Information.

The audit process for the pro forma financial statements has been delayed and this information will, therefore, be provided on or before December 31, 2002.

(c)     Exhibits

        1.1    Stock Purchase Agreement between Providential Holdings, Inc. and ATC Technology Corporation

        1.2    Closing Memorandum for the Stock Purchase of ATC Technology by Providential Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDENTIAL HOLDINGS, INC.

/s/ Henry D. Fahman

Henry D. Fahman

President

Date: November 5, 2002

Exhbit 1.1

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made as of August 23, 2002 by and between Providential Holdings, Inc., a Nevada corporation hereinafter referred to as "Buyer" and ATC Technology Corporation, an Arizona corporation, and its Selling Shareholders, hereinafter referred to as "Sellers."

RECITALS

WHEREAS, ATC Technology Corporation represents and warrants that, except as provided herein, no other person or entity has any interest or claim of right to ownership in ATC Technology Corporation. The list of current shareholders and outstanding stock of ATC Technology Corporation is set forth in attached Exhibit 3.

WHEREAS, this Agreement contemplates a transaction in which, pursuant to the terms and subject to the conditions set forth herein, Buyer will purchase from Sellers, and Sellers will sell to Buyer, all the issued and outstanding shares of common stock of ATC Technology Corporation, in exchange for certain good and valuable considerations from Buyer, as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. PURCHASE AND SALE OF STOCK OF SELLERS.

(a) PURCHASE AND SALE. Pursuant to the terms and subject to the conditions set forth herein, at the Closing (as defined below), Sellers shall sell and transfer to Buyer and Buyer shall purchase from Sellers all the issued and outstanding common stock of Sellers, for certain good and valuable considerations from Buyer, as set forth below:

$ 250,000 in promissory note, non-interest bearing, payable 270 days after closing. In the event that the note is not liquidated in its entirety at maturity, Buyer agrees to pay 12% interest on the unpaid balance. Furthermore, Buyer agrees deliver to Sellers 30 days beyond maturity the number of shares of free trading common stock of PRVH to be determined by dividing (A) the remaining balance of the note plus all and any accrued interest by (B) one-half (1/2) of the average closing bid price of common stock of PRVH traded on the Over-The-Counter Bulletin Board Market during the ten consecutive trading days preceding the date the shares are delivered to Sellers. Sellers have the right to sell that number of shares of PRVH common stock required to recover the remaining balance of the note plus all and any accrued interest and the costs and expenses incurred in connection with said sale. After 60 days from the maturity of this promissory note, Buyer agrees to make immediate cash payment to Seller for any outstanding balance of the Note plus any accrued interests and expenses. Upon satisfaction of the obligations of Buyer hereunder, any shares of PRVH then held by Sellers and not sold as described above and any sum from any sale of shares of PRVH not needed to satisfy the sum due Sellers, and fees, costs and expenses described above, shall be returned by Sellers to Buyer.

$ 250,000 in promissory note, non-interest bearing, payable 18 months after closing. In the event that the note is not liquidated in its entirety at maturity, Buyer agrees to pay 12% interest on the unpaid balance. Furthermore, Buyer agrees deliver to Sellers 30 days beyond maturity the number of shares of free trading common stock of PRVH to be determined by dividing (A) the remaining balance of the note plus all and any accrued interest by (B) one-half (1/2) of the average closing bid price of common stock of PRVH traded on the Over-The-Counter Bulletin Board Market during the ten consecutive trading days preceding the date the shares are delivered to Sellers. Sellers have the right to sell that number of shares of PRVH common stock required to recover the remaining balance of the note plus all and any accrued interest and the costs and expenses incurred in connection with said sale. After 60 days from the maturity of this promissory note, Buyer agrees to make immediate cash payment to Seller for any outstanding balance of the Note plus any accrued interests and expenses. Upon satisfaction of the obligations of Buyer hereunder, any shares of PRVH then held by Sellers and not sold as described above and any sum from any sale of shares of PRVH not needed to satisfy the sum due Sellers, and fees, costs and expenses described above, shall be returned by Sellers to Buyer.

3,000,000 shares of restricted common stock of Buyer. In the event that the stock price of Buyer has not reached $.30 or higher 270 days after closing, Sellers shall be entitled to receive additional shares of common stock from Buyer to be determined by the quotient of (A) $900,000 minus the market value of said 3,000,000 shares at that time divided by (B) the average closing price of the stock of Buyer during the five trading days immediately prior to said date. Buyer agrees to register and convert all of these restricted shares of Buyer to free trading shares of Buyer 270 days after closing.

1,000,000 shares of restricted common stock of Buyer. In the event that the stock price of Buyer has not reached $.30 or higher one year after closing, Sellers shall be entitled to receive additional shares of common stock from Buyer to be determined by the quotient of (A) $300,000 minus the market value of said 1,000,000 shares at that time divided by (B) the average closing price of the stock of Buyer during the five trading days immediately prior to said date. Buyer agrees to register and convert all of these restricted shares of Buyer to free trading shares of Buyer one year after closing.

In the event that Buyer decides to spin off ATC Technology Corporation either through initial public offering or a reverse merger at any time in the future, Sellers shall have the right to convert a maximum of 60% the afore-mentioned considerations in exchange for 60% of ownership in the new public company.

Keith Wong shall be entitled to one seat on the board of directors of Buyer.

(b) THE CLOSING.

(i) THE CLOSING DATE. The closing of the purchase and sale of all the issued and outstanding common shares of Sellers to Buyer (the "CLOSING") shall take place at the offices of Providential Holdings, Inc. at 10:00 a.m. local time on or before August 30, 2002 or as extended pursuant to this agreement, but no later than September 30, 2002. The date of the Closing hereunder is referred to herein as the "CLOSING DATE."

(ii) CLOSING PROCEDURES. Subject to the conditions set forth in this Agreement:

(A) at Closing, ATC Technology shall cancel all Sellers' issued and outstanding shares and shall issue and deliver to Buyer possession the same amount of ATC Technology common shares under this agreement. The Sellers' shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be resold unless the resale thereof is registered under the Securities Act or an exemption from such registration is available. Each certificate representing the Sellers' shares will have a legend thereon in substantially the following form:

THE SHARES REPRESENTED BY THE CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE RESALE OF THE SHARES UNDER THE ACT UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION IS NOT REQUIRED UNDER THE ACT.

(B) at Closing, Buyer shall deliver to Sellers a 4,000,000 shares of restricted common stock of Buyer. Each certificate representing the Buyer's shares will have a legend thereon in substantially the following form:

THE SHARES REPRESENTED BY THE CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR RANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE RESALE OF THE SHARES UNDER THE ACT UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION IS NOT REQUIRED UNDER THE ACT.

These shares will carry "piggyback" registration rights, such that whenever any registration of Buyer's stock occurs hereafter then all these shares will be registered.

(C) at Closing, Buyer shall deliver to Sellers two non-interest bearing promissory notes in the amount of $250,000 each, due and payable as described in Section 1 (a)(i) and (ii).

SECTION 2. COVENANTS OF SELLERS.

(a) AFFIRMATIVE COVENANTS OF SELLERS. Prior to the Closing Date, Sellers covenant and agree as follows:

(i) Sellers will conduct its business in the ordinary course of business. Without limiting the generality of the foregoing, Sellers will maintain its books and records, pay expenses and payables, bill customers, collect receivables, purchase inventory, perform all maintenance and repairs necessary to maintain its facilities and equipment in good operating condition (normal wear and tear excepted), replace inoperable, worn out or obsolete assets with assets of comparable quality, maintain an appropriate level of insurance, in each case, in the ordinary course of business in accordance with past custom and practice;

(ii) Sellers will use reasonable best efforts to preserve present business relationships, to the extent such relationships are beneficial to Sellers and its business, and to encourage Seller's employees to continue their employment with Sellers both before and after the Closing;

(iii) Sellers will cause its employees and agents (including attorneys and accountants) to, permit Buyer employees, agents, accounting and legal representatives and its and their representatives to have reasonable access at reasonable times to Seller's books, records, invoices, contracts, leases, personnel, facilities, equipment and other things reasonably related to the business and assets of Sellers, wherever located;

(iv) Sellers will promptly (once it has knowledge thereof) inform Buyer in writing of any variances from the representations and warranties contained in this Agreement or any breach of any covenant hereunder by Sellers;

(v) Sellers will cooperate with Buyer and use their reasonable best efforts to make all filings and applications, to give all notices and to obtain all Consents necessary for the consummation of the transactions contemplated by this agreement.

(b) NEGATIVE COVENANTS OF SELLERS. Prior to the Closing, without Buyer's prior written consent, Sellers will not, and will not cause itself to:

(i) except as expressly contemplated by this Agreement, take or omit to take any action which, ndividually or in the aggregate, could be reasonably anticipated to have a material adverse effect upon the business, financial condition, operating results, employee relations, customer relations, assets, operations, rights or business prospects of Sellers; and

(ii) sell, lease, license or otherwise dispose of any interest in any of Seller's tangible or intangible assets other than in the ordinary course of business, or permit any of Seller's assets or property to be subjected to any Lien; and

(iii) except as expressly contemplated by this Agreement, terminate, modify or amend any material Contract or any Consent of, with or to any Governmental Entity or enter into any new material Contract without prior consent of Buyer.

SECTION 3. CONDITIONS TO OBLIGATION OF BUYER. The obligation of Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to the satisfaction of the following conditions as of the Closing:

(a) COMPLIANCE WITH LEGAL REQUIREMENTS. The consummation of the transactions contemplated by the transaction will not be prohibited by any Legal Requirement or subject Buyer or Sellers to any penalty or liability or other onerous condition arising under any Legal Requirement or imposed by any Governmental Entity.

(b) CONSENTS. All filings, notices, licenses and other Consents of, to or with, any regulatory entity that are required for (i) the consummation of the transactions contemplated by the transaction; or (ii) for the conduct of the business of Sellers as heretofore conducted, will have been duly made or obtained by Buyer and Sellers from, including but not limited to Securities and Exchange Commission. All filings, notices, licenses and other Consents, as the case may be, must be filed within 3 business days after the signing of this agreement. The parties will cooperate, in good faith, in providing all information to the regulatory entity or entities as is required. Further, it is agreed that time is of the essence in obtaining the required regulatory approvals, if any. It is therefore agreed that if the regulatory entities request information and documentation from the parties, the requested information and documentation will be provided within 30 calendar days from the date of the request from the regulatory entities.

(c) EMPLOYMENT AGREEMENT. Keith Wong will execute, on closing, a mutually acceptable employment agreement with ATC Technology, Inc. and will continue to manage its business for a period not less than 24 months after the Closing.

(d) APPROVAL OF BOARD OF DIRECTORS OF BUYER. The board of directors of Buyer shall have approved the consummation of the transactions contemplated by this Agreement.

(e) DUE DILIGENCE. Buyer will have been satisfied in all material respects with the results of its due diligence investigation and review of Seller's business, legal matters, and accounting prior to the Closing.

SECTION 4. CONDITIONS TO OBLIGATION OF SELLERS. The obligation of Sellers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions as of the Closing:

(a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer set forth in Section 6 shall be true and correct at and as of the Closing Date.

(b) PERFORMANCE OF COVENANTS. Buyer shall have performed in all material respects all of the covenants and agreements required to be performed by it under this Agreement on or prior to the Closing Date.

(c) OFFICER'S CERTIFICATE. Buyer shall have delivered to Sellers a certificate to the effect that each of the conditions specified in Section 4(a)and 4(b) have been satisfied.

Sellers may waive any condition specified in this Section 4 if it executes a writing so stating at or prior to the Closing.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF SELLERS. As a material inducement to Buyer to enter into and perform its obligations under this Agreement, Sellers represents and warrants to Buyer that the statements contained in this Section 5 are true and correct as of the date hereof and will be true and correct as of the Closing Date.

(a) ORGANIZATION OF SELLERS. Sellers is an Arizona corporation, duly organized and validly existing under the laws of the State of Arizona.

(b) AUTHORIZATION; NO BREACH. The execution, delivery and performance of the transaction to which Sellers is a party, have been duly authorized by Seller's Board of Directors, as the case may be.

(c) FINANCIAL STATEMENTS. Attached hereto as Exhibit 4 is the unaudited balance sheet and income statement of Sellers as of June 30, 2002. The foregoing financial statements are consistent with the books and records of Sellers (which, in turn, are accurate and complete in all material respects) and present fairly the financial condition of Sellers in accordance with GAAP. Since the date of the Latest Balance Sheet, there has not been any material change in the business, assets, financial condition, operating results, employee relations, customer or manager relations or business prospects of Sellers not otherwise disclosed.

(d) ABSENCE OF UNDISCLOSED LIABILITIES. Except as set in Exhibit 5, Sellers has no Liability and, to the knowledge of Sellers, there is no basis for any proceeding, hearing, investigation, charge, complaint or claim with respect to any Liability, except for (i) Liabilities reflected on the face of Latest Balance Sheet, and (ii) Liabilities which have arisen since the date of the Latest Balance Sheet in the ordinary course of business (none of which relates to breach of contract, breach of warranty, tort, infringement, violation of or liability under any Legal Requirements, or any action, suit or proceeding and none of which is material individually or in the aggregate).

(e) ASSETS. Except as set forth on the attached Exhibit 6, Sellers has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises or shown on the Latest Balance Sheet or acquired thereafter, free and clear of all Liens, except for properties and assets disposed of in the ordinary course of business since the date of the Latest Balance Sheet for fair value and except for Liens disclosed on the Latest Balance Sheet (including any notes thereto)and Liens for current property taxes not yet due and payable.

(f) CONTRACTS AND COMMITMENTS.

(i) Except as expressly contemplated by this Agreement or as set forth on the attached Exhibit 7, Sellers is not a party to or bound by any written or oral contract in excess of $10,000 individually or in the aggregate exceeding $50,000.

(ii) With respect to Seller's obligations thereunder and, with respect to the obligations of the other parties thereto, all of the Contracts set forth or required to be set forth on the attached Exhibit X or any other Schedule hereto are valid, binding and enforceable in accordance with their respective terms. Sellers has performed all material obligations required to be performed by it under such Contracts and is not in default under or in breach of nor in receipt of any claim of default or breach under any such Contracts; no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by Sellers under any such Contracts; and, to the knowledge of Sellers and its principals, Sellers is not a party to any Contract requiring it to purchase or sell goods or services or lease property above or below (as the case may be) prevailing market prices and rates.

(iii) A true, correct and complete copy of each of the written Contracts referred to on the attached Exhibit 7 have been made available to Buyer.

(g) LITIGATION, ETC. Except as set forth on the attached Exhibit 8 and except where the liability of which is fully covered by Sellers' insurance policies or programs, there are no actions, suits, proceedings, orders, investigations or claims pending or threatened against or affecting Sellers (or pending or threatened against or affecting any of the employees of Sellers with respect to Sellers' businesses or proposed business activities), or pending or threatened by Sellers against any third party, at law or in equity, or before or by any Governmental Entity (including any actions, suits, proceedings or investigations with respect to the transactions contemplated by the transaction); neither Sellers nor its principals are subject to any arbitration proceedings under collective bargaining Contracts or otherwise or, any governmental investigations or inquiries; and, there is no valid basis for any of the foregoing. Neither Sellers nor its principals are subject to any judgment, order or decree of any court or other Governmental Entity, and neither Sellers nor its principals have received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business.

(h) INSURANCE. The attached Exhibit 9 lists and briefly describes each insurance policy maintained for or on behalf of the Partnership with respect to its properties, assets and business. All of such insurance policies are in full force and effect, and no default exists with respect to the obligations of Sellers under any such insurance policies and Sellers has not received any notification of cancellation of any of such insurance policies. The insurance coverage of Sellers is of a type and amount customary for entities of similar size engaged in similar lines of business.

(i) EMPLOYEES. Except as set forth on the attached Exhibit 10 Sellers is not aware that any executive or key employee of Sellers or any group of employees of Sellers has any plans to terminate employment with Sellers. Neither Sellers nor, to the best of Sellers' knowledge, any of its employees is subject to any non-compete, nondisclosure, confidentiality, employment, consulting or similar Contracts relating to, affecting or in conflict with the present or proposed business activities of Sellers.

(j) COMPLIANCE WITH LAWS. Except as set forth on the attached Exhibit 11, Sellers has complied with and is currently in compliance with all applicable laws, ordinances, codes, rules, requirements, regulations and other Legal Requirements of all Governmental Entities relating to the operation and conduct of its businesses or any of its properties or facilities, including all Legal Requirements relating to employment of labor, and neither Sellers nor any of its principals has received notice of any violation of any of the foregoing.

(k) REAL PROPERTY. Sellers does not own any Real Property. The attached Exhibit 12 lists all real property leased by Sellers(such property is referred to herein as the "LEASED PREMISES"). The Leased Premises is the only real estate leased by Sellers. The lease under which Sellers leases the Leased Premises is in full force and effect and will have been reviewed by Buyer prior to the Closing.

(l) LEGAL COMPLIANCE. The items described on Exhibit 13 constitute all of the permits, filings, notices, licenses, consents, authorizations, accreditation, waivers, approvals and the like of, to or with any Governmental Entity or any other Person (collectively, the "CONSENTS") which are required for the consummation of the transactions contemplated by the transaction or the ownership of the assets or the conduct of the business of Sellers.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF BUYER. As a material inducement to Sellers to enter into and perform their respective obligations under this Agreement, Buyer represents and warrants that the statements contained in this Section 6 are true and correct as of the date hereof and will be true and correct as of the Closing Date.

(A) ORGANIZATION OF BUYER. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

(B) AUTHORIZATION OF TRANSACTION. Buyer has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms and conditions.

(c) NONCONTRAVENTION. The execution, delivery and performance of the transaction to which Buyer is a party do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) require any authorization, consent, approval, exemption or other action by or declaration or notice to any Governmental Entity pursuant to, the charter or bylaws of Buyer or any material agreement, instrument or other document, or any material Legal Requirement, to which Buyer or its assets is subject.

SECTION 7. ADDITIONAL AGREEMENTS.

(a) EXPENSES. Except as otherwise provided herein, Buyer shall pay its own, and Sellers shall prior to Closing pay Sellers' expenses (including fees and expenses of legal counsel, or other representatives and consultants) incurred in connection with or related to the sales process, the negotiation of this Agreement, the performance of its (and in the case of Sellers) obligations hereunder and thereunder, and the consummation of the transactions contemplated by this Agreement.

(c) CONFIDENTIALITY. Each Party and each of its shareholders, partners, officers, directors and Affiliates shall keep confidential all information and materials regarding this Agreement and shall not be disclosed to anyone except to a required regulatory body as required herein.

SECTION 8. REMEDIES FOR BREACHES OF THIS AGREEMENT.

(a) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing.

(b) INDEMNIFICATION PROVISIONS. Except as provided herein, Sellers will agree to protect, save, defend, indemnify, and hold harmless Buyer from and against any and all expenses, damages, claims, suits, action, judgments, and/or costs whatsoever, including attorney's fees, arising out of, or in any connected with, any claim or action arising out Sellers' business activities prior to closing and/or performance under this Agreement. The provisions of this section shall survive any termination or expiration of this Agreement.

Buyer will agree to protect, save, defend, indemnify, and hold harmless Sellers and its principals from and against any and all expenses, damages, claims, suits, action, judgments, and/or costs whatsoever, including attorney's fees, arising out of, or in any way connected with, any claim or action arising out of the Buyer's business activities prior to closing and/or performance under Agreement. The provisions of this section shall survive any termination or expiration of this Agreement.

(c) MANNER OF PAYMENT. Any indemnification of Buyer or Sellers pursuant to this Section 8 shall be effected by cashier's or certified check or by wire transfer of immediately available funds from Buyer or Sellers, as the case may be, to an account designated by Sellers or Buyer, as the case may be, within 10 days after the determination of indemnification amounts. Any such indemnification payments shall include interest at the rate of 8% per annum from the date any such Adverse Consequence is suffered or sustained to the date of such payment is due pursuant to this Section 8.2(c) and interest at a rate of 10% thereafter until such Adverse Consequences are fully paid. Interest on any such unpaid amount shall be compounded semi-annually, computed on the basis of a 360-day year. Any indemnification payments made pursuant to this Agreement shall be deemed to be adjustments to the Purchase Price for tax purposes.

SECTION 9. DEFINITIONS.

"ADVERSE CONSEQUENCES" means, with respect to any Person, any diminution in value, consequential or other damage, Liability, demand, claim, action, cause of action, cost, damage, deficiency, Tax, penalty, fine or other loss or expense, whether or not arising out of a third party claim, including all interest, penalties, reasonable attorneys' fees and expenses and all amounts paid or incurred in connection with any action, demand, proceeding, investigation or claim by any third party (including any Governmental Entity) against or affecting such Person or which, if determined adversely to such Person, would give rise to, evidence the existence of, or relate to, any other Adverse Consequences and the investigation, defense or settlement of any of the foregoing.

"CONTRACT" means any agreement, contract, instrument, commitment, lease, guaranty, indenture, license, or other arrangement or understanding between parties or by one party in favor of another party, whether written or oral.

"GAAP" means United States generally accepted accounting principles.

"GOVERNMENTAL ENTITY" means the United States of America, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

"LIABILITY" means any liability, debt, obligation, deficiency, Tax penalty, fine, claim, cause of action or other loss, cost or expense of any kind or nature whatsoever, whether asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, and whether due or become due and regardless of when asserted.

"LEGAL REQUIREMENT" means any requirement arising under any law, rule or regulation or any determination or direction of any arbitrator or any Governmental Entity.

"ORDINARY COURSE OF BUSINESS" means the ordinary course of the Partnership's business consistent with past custom and practice, including as to frequency and amount.

"PARTY" means any party hereto.

SECTION 10. MISCELLANEOUS.

(a) NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

(b) ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements or representations by or between the Parties, written or oral, that may have related in any way to the subject matter hereof.

(c) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns, but neither this Agreement nor any of the rights or obligations hereunder may be assigned (whether by operation of law, through a change in control or otherwise) by Sellers without the prior written consent of Buyer, or by Buyer (except as otherwise provided in this Agreement) without the prior written consent of Sellers. Buyer may (at any time prior to the Closing), at its sole discretion, assign, in whole or in part, its rights and obligations pursuant to this Agreement to one or more of its Affiliates. For purposes hereof, Buyer's "Affiliates" include Affiliates which may be organized subsequent to the date hereof. Buyer may assign all or any portion of this Agreement and the other agreements contemplated hereby (including rights hereunder and thereunder), including its rights to indemnification, to any of its or its Affiliates' (whether prior to or subsequent to the Closing) lenders as collateral security. After the Closing, Buyer may assign this Agreement and its rights and obligations hereunder in connection with a (i) merger or consolidation involving Buyer or any of its Affiliates, (ii) a sale of stock or assets of Buyer or any of its Affiliates or (iii) dispositions of the business of the Partnership or any part thereof.

(d) COUNTERPARTS. This Stock Purchase Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(e) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(f) NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given when delivered personally to the recipient or sent to the recipient by telecopy (receipt confirmed) or by reputable express courier service (charges repaid), and addressed to the intended recipients as set forth below:

IF TO SELLERS:

ATC Technology Corporation

1425 S. Clark Drive

Tempe, AZ 85281

IF TO BUYER:

Providential Holdings, Inc.

8700 Warner Avenue, Suite 200

Fountain Valley, CA 92708

Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means, but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

(g) GOVERNING LAW AND ARBITRATION. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of California. All disputes between Buyer and the Sellers hereunder shall be settled by arbitration before a single arbitration pursuant to the rules of the American Arbitration Association, in Orange County, California; provided, however, that (a) the parties shall be permitted to have discovery in accordance with the Federal Rules of Civil Procedure and (b) any award pursuant to such arbitration shall be accompanied by a written opinion of the arbitrator giving the reasons for the award. A request for arbitration shall be evidenced by the party requesting arbitration giving notice of the intention to arbitrate in accordance with the provisions of Section 10(f) hereof. The arbitrator shall be selected by the joint agreement of Buyer and Sellers, but if they do not so agree within 20 days of the date of a request for arbitration, the selection shall be made pursuant to the rules of the American Arbitration Association. The award rendered by the arbitrator shall be final, conclusive and binding upon the parties hereto, and judgment upon the award rendered may be entered by a California Court having jurisdiction. Each party waives any right of appeal it may have. Nothing herein set forth shall prevent Buyer and Sellers from settling any dispute by mutual agreement at any time.

(h) AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties hereto. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(i) INCORPORATION OF SCHEDULES. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

(j) SEVERABILITY OF PROVISIONS. If any covenant, agreement, provision or term of this Agreement is held to be invalid for any reason whatsoever, then such covenant, agreement, provision or term will be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and will in no way affect the validity or enforceability of any other provision of this Agreement.

(k) SUCCESSOR LAWS. Any reference to any particular Code section or any other Legal Requirement will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified.

(l) DELIVERY BY FACSIMILE. This Agreement and any signed Contract entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original Contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such Contract, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such Contract shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or Contract was transmitted or communicated through the use of facsimile machine as a defense to the formation of a Contract and each such party forever waives any such defense.

(m) ATTORNEY FEE AND COST PROVISION. In the event that either party hereto shall commence any action or arbitration proceeding against the other party hereto arising out of or in connection with this Agreement, or contesting the validity of this Agreement or any provision hereof, the prevailing party shall be entitled to recover from the other party reasonable attorney's fees and related costs, fees and expenses incurred by the prevailing party in connection with such action or proceeding.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

"Buyer": Providential Holdings, Inc.

By: /s/ Henry D. Fahman

Henry D. Fahman

Title: Chairman & CEO

"Sellers": ATC Technology Corporation, Inc.

By: /s/ Keith Wong

Keith Wong

Title: President & CEO

LIST OF EXHIBITS

Exhibits Description

-------- -----------

1 Articles of Incorporation

2 Bylaws

3 List of shareholders and stock holdings

4 Financials

5 Liability Disclosure

6 Assets

7 Contracts

8 Litigation

9 Insurance

10 Employees

11 Compliance with Law

12 Leases

13 Permits/Licenses

Exhibit 1.2

CLOSING MEMORANDUM FOR

THE STOCK PURCHASE OF

ATC TECHNOLOGY BY

PROVIDENTIAL HOLDINGS, INC.

September 12, 2002

          02:00 P.M. Pacific Standard Time

            I.    GENERAL

        This memorandum describes the principal transactions that have occurred in connection with the purchase (the "Purchase") of all the issued and outstanding common stock of ATC Technology Corporation, an Arizona corporation ("ATC"), by Providential Holdings, Inc. ("Providential"), a Nevada corporation, in accordance with the Stock Purchase Agreement by and between ATC and Providential dated August 23, 2002.

        The Closing occurred on September 12, 2002 (the "Effective Date"), at 02:00 P.M. Pacific Standard Time. The Purchase was effective on the Effective Date at the time the ATC selling shareholders received the considerations for the Purchase by Providential and Providential received the amount of common stock of ATC in accordance with the Closing Procedures of the Stock Purchase Agreement.

            II.    TRANSACTIONS PRIOR TO THE CLOSING

The following actions were taken prior to the Closing

                    1.    On August 15, 2002, a due diligence process was conducted at the premises of ATC Technology in Tempe, AZ by Henry D. Fahman, Tam Bui, and Tina T. Phan, authorized officers and representatives from Providential.

                    2. On August 23, 2002, the Stock Purchase Agreement between ATC and Providential was executed and delivered.

                    3. Further due diligence was conducted by Henry D. Fahman with respect to ATC's financials, securities matters, intellectual properties, and others.

            III.    CLOSING DOCUMENTS AND TRANSACTIONS

        The following documents were delivered at or prior to the Effective Date, but all such documents are deemed delivered at the Effective Date. All documents are dated as of the Effective Date and delivered in Fountain Valley, California, unless otherwise indicated. All transactions in connection with the Closing shall be considered as accomplished concurrently, so that none shall be effective until all are effective. Executed copies (or photocopies, or conformed copies, where necessary) of each document will be delivered to each party after the Closing.

            IV.    SCHEDULE OF CLOSING DOCUMENTS

4. Articles of Incorporation

5. Bylaws

6. List of shareholders and stock holdings

7. Financial statements

8. Liability disclosure

9. Assets

10. Contracts

11. Litigation

12. Insurance

13. Employees

14. Compliance with Law

15. Leases

16. Permits/Licenses

17. Covenants of Sellers

18. Employment Agreement between Keith Wong and ATC

19. Resolution of Board of Directors of Providential approving the Purchase

            V.    FILING WITH STATE JURISDICTIONS AND THE SECURITIES AND EXCHANGE COMMISSION

        The necessary documents pertaining to the consummation of the Purchase will be filed with the appropriate state jurisdictions and the Securities and Exchange Commission on the Effective Date or promptly thereafter.

          Dated: September, 12, 2002                                                      Date: September 12, 2002

          Providential Holdings, Inc                                                           ATC Technology Corp

          A Nevada Corporation                                                                An Arizona Corporation

          By: /s/ Henry D. Fahman                                                             By: /s/ Keith Wong

          Henry D. Fahman, Chairman & CEO                                             Keith Wong, President & CEO